UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 29, 2005 (November 22, 2005)
US Dataworks, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-15835	84-1290152

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5301 Hollister Road, Suite 250 Houston, TX	77040

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (713) 934-3855

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.
On November 22, 2005, US Dataworks, Inc. (the “Company”) entered into a letter agreement with Crescent International, Ltd. (“Crescent”) pursuant to which the Company agreed to pay Crescent $10,000 in cash as liquidated damages for the Company’s failure to notify Crescent of an effective registration statement as required by that certain Registration Agreement dated June 16, 2005, among the Company and Crescent. The letter agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K.
In addition, under the letter agreement, the Company issued to Crescent a common stock purchase warrant to purchase up to 650,000 shares of the Company’s common stock at an exercise price of $0.59 per share, which warrant will expire on November 22, 2008. The warrant was issued in exchange for $25,000 and the waiver of all rights Crescent may have related to the Company’s transaction with Peter Simons (as disclosed in the Company’s Current Report on Form 8-K filed with the Commission on October 17, 2005) pursuant to that certain Securities Purchase Agreement dated effective as of June 16, 2005 among the Company and Crescent. The common stock purchase warrant is attached as Exhibit 4.1 to this Current Report on Form 8-K.
In connection with the issuance of the warrant, the Company and Crescent entered into a Registration Agreement effective November 22, 2005, pursuant to which the Company agrees to use its commercially reasonable efforts to (i) prepare and file with the Commission a registration statement on such form as necessary to register and qualify the shares of the Company’s common stock underlying the warrant, and (ii) cause such registration statement to become effective by May 22, 2006. A copy of the Registration Agreement is attached as Exhibit 4.2 to this Current Report on Form 8-K.
Item 3.02. Unregistered Sales of Equity Securities.
The disclosure set forth in Item 1.01 of this Form 8-K is incorporated by reference into this Item 3.02 with respect to the issuance of the warrant to purchase common stock. The issuance of the warrant was made pursuant to Section 4(2) of the Securities Act of 1933, as amended.
Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits
4.1	Common Stock Purchase Warrant issued as of November 22, 2005 by the Company for the benefit of Crescent International, Ltd.

4.2	Registration Agreement by and between the Company and Crescent International, Ltd. effective November 22, 2005.

10.1	Letter Agreement dated November 22, 2005 between the Company and Crescent International, Ltd.

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date November 29, 2005	/s/ John S. Reiland
John S. Reiland
Chief Financial Officer

Exhibit Index

Exhibit
Number	Description
4.1	Common Stock Purchase Warrant issued as of November 22, 2005 by the Company for the benefit of Crescent International, Ltd.

4.2	Registration Agreement by and between the Company and Crescent International, Ltd. effective November 22, 2005.

10.1	Letter Agreement dated November 22, 2005 between the Company and Crescent International, Ltd.